UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End	31 March
Funds	2021

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 24, 2021

Portfolio Manager’s Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 overall compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of government stimulus aiding individuals and businesses, accommodative monetary policy that kept borrowing costs low, gradual reopening of businesses and vaccine rollouts. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “advance” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of March 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.0% in March 2021 as reported by the Bureau of Labor Statistics, up from 4.4% in March 2020. The average hourly earnings rate increased, growing at an annualized rate of 4.2% in March 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in March 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.6% over the twelve-month reporting period ended March 31, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 crisis recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs. However, the plan is expected to face legislative hurdles.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. However, market volatility picked up in early 2021, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
The municipal bond market’s positive performance over the twelve-month reporting period reflects its recovery from the COVID-19 crisis sell-off in March 2020. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. However, early in the reporting period, the market was beginning to stabilize after coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply, especially from late February to the end of March 2020. In that six-week period, as liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020 and early 2021.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.

Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage NIM during the twelve-month reporting period ended March 31, 2021?
The Fund's primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund invests in municipal securities of varying maturities targeting an overall intermediate duration profile. The Fund may use inverse floating rate securities (or tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage.
The twelve-month reporting period was bookended by challenging conditions in the municipal bond market, with the advent of the COVID-19 crisis just prior to the start of the reporting period and a sudden increase in long-term interest rates late in the period. The health and economic crisis and the anticipated recovery from the COVID-19 crisis recession contributed to elevated interest rate volatility and considerable swings in municipal market valuations during this reporting period. Municipal yields ended the reporting period lower than where they began and credit spreads largely recovered from the dramatic widening seen at the peak of the market sell-off in March-April 2020. The municipal yield curve steepened over the reporting period as a whole, with the market pricing in the prospects for a strengthening economic recovery aided by massive fiscal stimulus, accommodative monetary policy and vaccination progress.
The Fund’s trading activity, which was largely driven by the reinvestment of call and maturity proceeds and some small strategic and tactical selling, continued to focus on pursuing its investment objectives. Because NIM is an intermediate maturity fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. We should also note that, as a closed end fund, the Fund does not need to sell positions to meet investor redemptions. In this reporting period, the Fund was approaching the lower end of its mandated maturity range, in part due to some long maturity bonds being redeemed or advance refunded, which caused the Fund’s average maturity to passively shorten. The average maturity of new purchases was 10 years, while the bonds sold had maturities of 3.5 years on average. New purchases were tilted toward higher credit quality, where supply was more prevalent and relative valuations were more attractive. The Fund added significantly to housing (including issues for

Portfolio Manager’s Comments (continued)

Nebraska, Alaska, Michigan, Georgia, Wisconsin and Pennsylvania) and a mix of other sectors, such as MTA (Metropolitan Transportation Authority) in New York, Kaiser Permanente (California), LG&E Energy (Kentucky), Yale University (Connecticut) and Brightline (Florida).
How did NIM perform during the twelve-month reporting period ended March 31, 2021?
The table in NIM’s Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended March 31, 2021. The Fund’s total returns at NAV are compared with the performance of its corresponding market index.
For the twelve months ended March 31, 2021, the total returns on common share NAV for NIM outperformed the return for the S&P Municipal Bond Intermediate Index.
The Fund’s relative outperformance was mainly driven by favorable credit quality and sector positioning. Bonds lower down the credit spectrum outperformed, with credit spreads largely recovering on the back of federal stimulus, economic reopening, COVID-19 vaccine progress and upgraded economic forecasts. The Fund’s significant overweight allocations to A and BBB rated bonds were the largest contributors to relative performance. The top performing sectors were industrial development revenue (IDR), tobacco, transportation and health care. The Fund’s overweight allocations to all of these sectors was beneficial. Among the market’s weakest performing sectors, the Fund was overweight pre-refunded and housing bonds and underweight tax supported and utility bonds.
Individual credit selection moderately contributed to relative performance. Among the top contributors to performance were utility holdings such as Energy Harbor common stock, bank-backed pre-paid gas bonds and Puerto Rico Aqueduct and Sewer (known as PRASA). The Fund owns Energy Harbor common stock after certain bonds held by the Fund were converted to equity as part of the company’s bankruptcy exit. Tax supported names were also among the most beneficial, including Illinois and Chicago debt, New Jersey debt and Puerto Rico sales tax revenue bonds known as COFINAs, along with credits tied to more virus-sensitive activities such as American Dream megamall and Arizona State Tourism and Sports Authority. Several transportation holdings added value, including MTA, Brightline, LaGuardia Gateway Partners and LAX LINXS, as well as toll roads for the Central Texas Turnpike, Ohio Turnpike, Pennsylvania Turnpike and E-470 in Colorado. Housing credits, primarily state single-family housing mortgage revenue bonds with longer maturities, were also among the largest positive contributors.
Somewhat offsetting these relative outperformers were selections in weaker performing IDR bonds, mostly in investor-owned utilities whose focus on fossil fuels looks uncertain amid expectations for “greener” policy initiatives in Washington D.C., as well as a position in NRG, which suffered ripple effects from the Texas power crisis in February 2021. Certain tobacco settlement bonds, such as Buckeye (Ohio), New Jersey and Illinois, performed well on an absolute basis, but trailed the performance of other tobacco bonds not held in the Fund that strongly outperformed due to refinancing activity and idiosyncratic reasons. Several health care holdings were underperformers as they remained under pressure from concerns pre-dating the COVID-19 crisis, namely Tower Health in Pennsylvania, Lake Charles Memorial Hospital in Louisiana and Lawrence General Hospital in Massachusetts. Holdings in pre-refunded bonds lagged due to their higher credit quality and short maturities.
The Fund’s duration positioning (which remained neutral relative to the benchmark) and yield curve positioning were not a meaningful performance factor in this reporting period.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2021. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2020	$0.0265
May	0.0265
June	0.0265
July	0.0265
August	0.0265
September	0.0265
October	0.0265
November	0.0265
December	0.0265
January	0.0265
February	0.0265
March 2021	0.0265
Total Distributions from Net Investment Income	$0.3180
Total Distributions from Long Term Capital Gains	$0.0473
Total Distributions	$0.3653
Yields
Market Yield*	2.98%
Taxable-Equivalent Yield*	4.97%
*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2021, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,240,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of March 31, 2021, the Fund’s common share price was trading at a premium/(discount) to its common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

Common share NAV	$10.77
Common share price	$10.68
Premium/(Discount) to NAV	(0.84)%
Average premium/(discount) to NAV	(3.56)%

NIM	Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of
March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2021
	Average Annual
	1-Year	5-Year	10-Year
NIM at Common Share NAV	6.73%	3.38%	4.05%
NIM at Common Share Price	13.22%	3.46%	4.27%
S&P Municipal Bond Intermediate Index	5.05%	3.21%	4.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

NIM	Performance Overview and Holding Summaries as of
March 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.8%
Common Stocks	1.4%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	5.5%
AAA	4.0%
AA	26.0%
A	29.3%
BBB	21.0%
BB or Lower	7.3%
N/R (not rated)	5.5%
N/A (not applicable)	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	17.4%
Tax Obligation/Limited	17.2%
Utilities	15.3%
Tax Obligation/General	13.5%
Health Care	12.7%
U.S. Guaranteed	5.5%
Housing/Single Family	4.4%
Other	14.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.3%
New Jersey	8.3%
California	8.3%
Texas	6.1%
New York	5.4%
Ohio	5.4%
Pennsylvania	5.3%
Arizona	3.8%
Florida	3.7%
Louisiana	3.5%
Wisconsin	3.4%
Puerto Rico	2.1%
Kentucky	2.0%
Colorado	1.7%
Alabama	1.7%
Michigan	1.7%
Washington	1.6%
Georgia	1.5%
North Carolina	1.5%
Other[1]	18.7%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Select Maturities Municipal Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Select Maturities Municipal Fund (the Fund), including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 27, 2021

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 96.8%
	National – 0.1%
$ 70	Freddie Mac Multi-Family ML Certificates, Series ML 08, Series 2021, 1.877%, 7/25/37	No Opt. Call	AA+	$ 69,664
	Alabama – 1.2%
85	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	Aa3	94,595
	4.000%, 7/01/37
210	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series	9/23 at 100.31	A2	228,098
	2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)
565	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	588,357
	8/01/47 (Mandatory Put 7/01/22)
100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	105,716
	Spring Hill College Project, Series 2015, 5.000%, 4/15/27
135	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	No Opt. Call	BBB	137,971
	International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34
	(Mandatory Put 6/16/25)
260	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2,	3/24 at 100.29	A1	286,099
	Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)
115	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	128,067
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
1,470	Total Alabama			1,568,903
	Alaska – 0.3%
370	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II,	6/29 at 100.00	AA+	366,541
	2.000%, 12/01/35
	Arizona – 3.7%
75	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	76,958
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
315	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	327,128
	Hospital, Refunding Series 2012A, 5.000%, 2/01/27
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	445,447
685	5.000%, 7/01/26	7/22 at 100.00	A1	717,524
685	5.000%, 7/01/27	7/22 at 100.00	A1	716,914
120	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27	No Opt. Call	Aa2	151,364
600	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	627,690
	Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)
60	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	63,032
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)
375	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	425,876
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	3/23 at 100.00	A–	120,202
	Power Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
245	5.000%, 12/01/32	No Opt. Call	A3	323,209
730	5.000%, 12/01/37	No Opt. Call	A3	1,014,466
4,430	Total Arizona			5,009,810

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 0.1%
$ 165	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care,	3/27 at 100.00	BBB+	$ 197,574
	Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)
	California – 8.1%
100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/25 at 100.00	AA	108,517
	Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)
95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A	125,437
	Los Angeles County Securitization Corporation, Series 2020A, 5.000%, 6/01/30
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital,	2/27 at 100.00	AA	433,185
	Series 2017, 3.750%, 2/01/32
15	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	No Opt. Call	AA–	17,915
	Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)
137	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	159,301
	2019-2, 4.000%, 3/20/33
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	308,264
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	AA	1,127,651
	Series 2018A, 3.250%, 12/31/32 – AGM Insured (AMT)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	116,652
	Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	322,854
	Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	226,568
	Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	171,075
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/29
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2018A:
710	5.000%, 12/01/27, 144A	No Opt. Call	BB	862,153
30	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	35,504
135	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	No Opt. Call	AA–	177,813
	Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)
185	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	No Opt. Call	AA–	243,669
	System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)
185	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	No Opt. Call	AA–	243,671
	System, Variable Rate Demand Obligation Series 2003D, 5.000%, 5/01/33
	(Mandatory Put 11/01/29)
250	Delano, California, Certificates of Participation, Delano Regional Medical Center,	1/23 at 100.00	N/R (4)	269,450
	Series 2012, 5.000%, 1/01/24 (Pre-refunded 1/01/23)
220	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	BB	223,997
	Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon	9/24 at 100.00	N/R	110,997
	Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
200	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	5/21 at 100.00	AA	200,532
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	1,172,010
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	AA	1,919,840
	8/01/25 – AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	38,130
	Series 2013A, 5.750%, 6/01/44
80	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds,	11/26 at 100.00	A–	82,179
	Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,000	San Diego Community College District, California, General Obligation Bonds, Refunding	No Opt. Call	AAA	$ 1,410,440
	Series 2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	A–	474,366
	Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series	No Opt. Call	Baa2	248,561
	2015A, 5.000%, 7/01/25
10,562	Total California			10,830,731
	Colorado – 1.7%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	837,068
	4.000%, 6/30/30 (AMT)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	No Opt. Call	BBB+	256,253
	Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)
100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	2/26 at 100.00	BBB+	118,997
	Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
185	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/26 at 100.00	Baa1	189,410
	Series 2016, 3.125%, 9/01/42
100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	107,852
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
310	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	268,423
320	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	245,744
100	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	No Opt. Call	A–	129,615
	Partners Eagle P3 Project, Series 2020A, 5.000%, 1/15/31
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds,	No Opt. Call	Ba1	107,030
	Series 2017A-1, 3.500%, 12/01/27
2,215	Total Colorado			2,260,392
	Connecticut – 1.1%
370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	1/30 at 100.00	A+	423,876
	HealthCare Issue, Series 2020A, 4.000%, 7/01/36
50	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	No Opt. Call	BBB+	59,483
	Hospital, Series 2021L-1, 4.000%, 7/01/28 (WI/DD, Settling 4/06/21)
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	200,142
	Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)
160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	166,056
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
100	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series	5/30 at 100.00	AAA	97,525
	2020E-3, 1.850%, 5/15/38
325	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	Aa3	343,151
120	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	Aa3	126,928
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	Aa3	95,558
20	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	Aa3	21,933
1,435	Total Connecticut			1,534,652
	Delaware – 0.3%
210	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy	10/25 at 100.00	BBB–	209,240
	Project, Refunding Series 2020A, 1.250%, 10/01/45 (Mandatory Put 10/01/25)
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	187,571
	2013, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
380	Total Delaware			396,811

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.6%
$ 120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	$ 120,288
	Properties LLC Issue, Series 2013, 5.000%, 10/01/30
550	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	610,264
	Bonds, Series 2001, 6.500%, 5/15/33
25	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	Aa3	27,978
	Series 2016A, 4.000%, 10/01/35 (AMT)
695	Total District of Columbia			758,530
	Florida – 3.3%
80	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	6/26 at 100.00	A	95,625
	Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding
	Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)
270	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas	No Opt. Call	AA	304,293
	Series 2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	572,588
400	5.000%, 6/01/25	12/24 at 100.00	AA	465,312
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges
	University, Refunding Series 2013:
40	4.750%, 11/01/23	No Opt. Call	BB+	41,340
370	6.000%, 11/01/33	11/23 at 100.00	BB+	398,083
300	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	295,875
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
665	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	648,388
575	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	555,306
95	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2,	1/28 at 100.00	Aaa	102,929
	3.750%, 7/01/33
55	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series	1/30 at 100.00	Aaa	52,991
	2021-1, 2.000%, 7/01/41
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	104,972
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)
50	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer	9/30 at 86.77	A+	34,844
	Center Project, Series 2020A, 0.000%, 9/01/34
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
160	5.000%, 9/01/22	No Opt. Call	A+	170,445
350	5.000%, 9/01/23	9/22 at 100.00	A+	372,508
185	5.000%, 9/01/25	9/22 at 100.00	A+	196,250
4,240	Total Florida			4,411,749
	Georgia – 1.5%
70	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	8/22 at 100.00	N/R (4)	72,480
	5.200%, 8/01/25 – NPFG Insured (Pre-refunded 8/01/22)
370	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B,	12/27 at 100.00	AAA	390,309
	3.800%, 12/01/33
250	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A,	6/29 at 100.00	AAA	265,327
	2.600%, 12/01/32
265	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	295,022
	8/01/49 (Mandatory Put 12/02/24)

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 35	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	No Opt. Call	AA	$ 41,776
	Series 2020B, 5.000%, 9/01/25
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	956,700
	Refunding Series 2012C, 5.250%, 10/01/23
1,890	Total Georgia			2,021,614
	Guam – 0.2%
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (4)	156,030
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	160,995
290	Total Guam			317,025
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	217,914
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	No Opt. Call	A–	1,090,480
	Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	23,239
	Systems, Series 2015A, 5.000%, 7/01/29
510	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	549,856
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)
1,730	Total Hawaii			1,881,489
	Idaho – 0.4%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	491,497
	Refunding Series 2016, 2.750%, 10/01/24
	Illinois – 14.0%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	10,291
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	10,468
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	26,659
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	26,601
65	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	68,878
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	15,437
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	15,702
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	26,659
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	37,241
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	42,386
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	1,452,411
	Series 2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	980,490
	Refunding Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	343,850
	Refunding Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	236,200
	Refunding Series 2017D, 5.000%, 12/01/31
255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	261,054
	Refunding Series 2018A, 4.000%, 12/01/21
300	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	339,900
	Refunding Series 2018C, 5.000%, 12/01/24
310	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/25 at 100.00	A	354,652
	Refunding Senior Lien Series 2015A, 5.000%, 1/01/33 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
$ 60	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	$ 64,963
140	5.000%, 1/01/23	No Opt. Call	BBB+	149,248
225	5.000%, 1/01/24	No Opt. Call	BBB+	247,594
190	5.000%, 1/01/25	No Opt. Call	BBB+	214,848
180	5.000%, 1/01/26	No Opt. Call	BBB+	208,391
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	A+	334,581
50	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/39	11/30 at 100.00	AA–	58,538
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017,	3/26 at 100.00	AA	636,085
	3.300%, 3/01/28 – BAM Insured
215	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding	No Opt. Call	AA	241,720
	Series 2008A-2, 4.000%, 11/01/30
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	AA+	2,038,441
	Series 2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	482,537
	5.000%, 9/01/27
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	AA+	609,476
	4.625%, 9/01/39
	Illinois State, General Obligation Bonds, February Series 2014:
320	5.000%, 2/01/24	No Opt. Call	BBB–	356,125
400	5.000%, 2/01/25	2/24 at 100.00	BBB–	442,924
325	5.000%, 2/01/26	2/24 at 100.00	BBB–	357,601
100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB–	118,050
400	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/32	10/28 at 100.00	BBB–	473,855
	Illinois State, General Obligation Bonds, Refunding Series 2012:
335	5.000%, 8/01/21	No Opt. Call	BBB–	339,831
1,000	5.000%, 8/01/22	No Opt. Call	BBB–	1,056,800
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB–	306,961
240	5.500%, 7/01/26	7/23 at 100.00	BBB–	262,558
520	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	1/26 at 100.00	AA–	620,318
	Series 2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA–	539,829
	Series 2018A, 5.000%, 1/01/26
455	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	538,128
	5.000%, 1/01/37
25	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/30 at 100.00	BBB	30,616
	Bonds, Series 2020B, 5.000%, 6/15/42
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19,
	Refunding Series 2019:
365	4.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	421,517
200	4.000%, 2/01/29 – BAM Insured	2/28 at 100.00	AA	228,716
395	4.000%, 2/01/30 – BAM Insured	2/28 at 100.00	AA	448,048
1,025	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	1,032,810
	Series 2010, 5.250%, 6/01/21
255	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	297,631
	Series 2017, 5.000%, 6/01/25
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial
	Group, Inc, Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	58,854
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	111,824
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	237,338

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
$ 25	5.000%, 3/01/22	No Opt. Call	A	$ 26,036
245	5.000%, 3/01/33	3/25 at 100.00	A	283,519
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	167,555
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue	No Opt. Call	A	527,450
	Source, Series 2012, 4.000%, 11/01/22
16,775	Total Illinois			18,820,195
	Indiana – 0.9%
80	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power &	No Opt. Call	A2	78,792
	Light Company Project, Refunding Series 2020A, 0.950%, 12/01/38 (Mandatory Put 4/01/26) (AMT)
60	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/29 at 100.00	Aaa	62,447
	Bonds, Series 2020A, 2.750%, 7/01/40
30	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/30 at 100.00	Aaa	29,533
	Bonds, Series 2021A, 2.050%, 7/01/41
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series	10/24 at 100.00	A+	160,959
	2014A, 5.000%, 10/01/31
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds,	8/24 at 100.00	A	285,353
	Refunding Series 2014, 5.000%, 2/01/29
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc	No Opt. Call	A2	643,110
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)
1,160	Total Indiana			1,260,194
	Iowa – 0.4%
50	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	4/21 at 103.00	BB–	50,960
	Company Project, Refunding Series 2019, 3.125%, 12/01/22
200	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	219,174
	Company Project, Series 2013, 5.250%, 12/01/25
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	239,298
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
470	Total Iowa			509,432
	Kansas – 0.2%
100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A (4)	106,807
	Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)
150	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A	159,726
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
250	Total Kansas			266,533
	Kentucky – 2.0%
30	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a	2/30 at 100.00	BBB–	32,522
	King’s Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/36
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa2	627,847
	Health, Refunding Series 2017A, 5.000%, 6/01/31
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A1	342,125
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
155	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	155,329
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
225	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%,	1/24 at 100.37	A2	246,681
	4/01/48 (Mandatory Put 4/01/24)
385	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%,	10/24 at 100.24	A2	426,110
	1/01/49 (Mandatory Put 1/01/25)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 125	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%,	3/25 at 100.19	A1	$ 140,709
	12/01/49 (Mandatory Put 6/01/25)
100	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%,	11/27 at 100.47	A1	117,276
	2/01/50 (Mandatory Put 2/01/28)
500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric	No Opt. Call	A1	494,985
	Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)
50	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	No Opt. Call	A+ (4)	52,442
	Hospital Corporation, Refunding Series 2013, 5.000%, 4/01/23 (ETM)
25	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	No Opt. Call	AA–	32,021
	Hospital Corporation, Refunding Series 2021A, 5.000%, 4/01/29
2,485	Total Kentucky			2,668,047
	Louisiana – 3.4%
100	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake	12/29 at 100.00	BB+	107,507
	Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	N/R (4)	461,757
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41 (Pre-refunded 7/01/21)
1,185	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	Baa2	1,307,008
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/27 at 100.00	A	182,193
	Project, Refunding Series 2017, 5.000%, 5/15/30
165	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A	195,502
	Refunding Series 2016, 5.000%, 5/15/29
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A	551,623
350	5.000%, 5/15/24	No Opt. Call	A	396,480
30	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	AA–	32,980
	2013A, 5.000%, 7/01/29
140	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	165,614
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A (4)	117,805
	(Pre-refunded 6/01/25)
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	614,149
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
105	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series	No Opt. Call	BB–	131,554
	2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A
100	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB	103,308
	Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
25	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	31,590
165	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	191,065
4,185	Total Louisiana			4,590,135
	Maine – 0.2%
25	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	N/R (4)	25,408
	Medical Center, Series 2011, 6.950%, 7/01/41 (Pre-refunded 7/01/21)
100	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth	7/30 at 100.00	A+	116,281
	Issue, Series 2020A, 4.000%, 7/01/40
55	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	56,338
	2.550%, 11/15/40
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	36,862
215	Total Maine			234,889

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6%
$ 335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	$ 342,675
	5.000%, 9/01/30
180	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	189,246
	Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34
200	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	Aa1	191,757
	Development, Residential Revenue Bonds, Series 2021A, 1.950%, 9/01/41
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple	11/21 at 100.00	BB–	102,748
	Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)
815	Total Maryland			826,426
	Massachusetts – 0.8%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	B	201,612
	Series 2014A, 5.000%, 7/01/27
100	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the	10/22 at 105.00	BB+	107,882
	Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A
105	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	128,582
	2019A, 5.000%, 6/01/39
60	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	74,303
	2018J-2, 5.000%, 7/01/33
100	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	115,965
	Issue, Series 2020G, 5.000%, 7/15/36, 144A
35	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	A–	44,685
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/37
160	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series	6/29 at 100.00	AA+	167,055
	2019-214, 2.800%, 12/01/39
70	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	70,016
	2020-220, 2.125%, 12/01/40
100	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44	No Opt. Call	Aa1	110,194
	(Mandatory Put 6/01/23)
930	Total Massachusetts			1,020,294
	Michigan – 1.7%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Bonds, Development Area 1	No Opt. Call	BB+	367,424
	Projects, Refunding Series 1996B, 0.000%, 7/01/23
165	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	203,211
	5.500%, 7/01/29 – NPFG Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A+	175,584
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A,	10/27 at 100.00	AA	54,665
	3.800%, 10/01/38
230	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	12/28 at 100.00	AA+	241,670
	2019B, 2.700%, 12/01/34
360	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	6/30 at 100.00	AA+	365,522
	2020C, 2.600%, 12/01/40
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	825,217
	County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (AMT)
2,060	Total Michigan			2,233,293

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.2%
$ 126	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/26 at 100.00	Aaa	$ 132,004
	Securities Program, Series 2017E, 2.850%, 6/01/47
110	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	112,842
	2.500%, 7/01/40
45	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I,	1/30 at 100.00	AA+	44,391
	2.000%, 7/01/40
281	Total Minnesota			289,237
	Mississippi – 0.5%
130	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power,	3/24 at 100.00	A–	136,820
	Series 2002, 3.200%, 9/01/28
175	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company	No Opt. Call	A–	177,513
	Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)
265	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc	5/21 at 100.00	BBB+	266,041
	Project, Refunding Series 2019, 2.500%, 4/01/22
30	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A,	6/30 at 100.00	Aaa	29,225
	2.000%, 12/01/40
45	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 5.000%, 10/15/23	No Opt. Call	A+	50,029
645	Total Mississippi			659,628
	Missouri – 0.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	103,591
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	105,659
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	11/23 at 100.00	BBB	30,996
	Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
230	Total Missouri			240,246
	Montana – 0.4%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th	1/23 at 100.00	N/R	269,360
	Street, Series 2013A, 5.000%, 7/01/33
300	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company	3/30 at 102.00	A1	309,279
	Project, Refunding Series 1998A, 2.125%, 5/01/33
560	Total Montana			578,639
	Nebraska – 0.8%
100	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A,	10/23 at 100.43	A2	111,419
	5.000%, 3/01/50 (Mandatory Put 1/01/24)
120	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public	6/22 at 100.00	AA–	125,585
	Schools Series 2012, 4.000%, 6/15/23
100	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	104,484
	2019D, 2.600%, 9/01/34
515	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	534,493
	2020A, 2.300%, 9/01/32
150	Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation	12/30 at 100.00	A+	141,719
	Bonds, Series 2021, 2.000%, 12/15/50
985	Total Nebraska			1,017,700
	Nevada – 1.0%
200	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014,	11/24 at 100.00	AA+ (4)	226,196
	4.000%, 11/01/33 (Pre-refunded 11/01/24)
65	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	Aa3	71,908
	2017B, 4.000%, 7/01/34

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 45	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	$ 46,791
	Refunding Series 2013, 5.000%, 6/01/22
65	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	66,434
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A+	206,010
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors	7/21 at 100.00	AA	784,006
	Authority, Refunding Series 2011, 5.000%, 7/01/23
1,350	Total Nevada			1,401,345
	New Hampshire – 0.3%
256	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A,	No Opt. Call	BBB	296,894
	4.125%, 1/20/34
115	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water	1/26 at 100.00	N/R (4)	133,470
	Works Inc Project , Series 2015A, 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)
371	Total New Hampshire			430,364
	New Jersey – 8.1%
535	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	590,132
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
230	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	241,146
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
150	5.000%, 6/15/21	No Opt. Call	BBB	151,383
375	5.000%, 6/15/22	No Opt. Call	BBB	393,604
375	5.000%, 6/15/23	6/22 at 100.00	BBB	393,172
210	5.000%, 6/15/24	6/22 at 100.00	BBB	219,763
510	5.000%, 6/15/25	6/22 at 100.00	BBB	532,491
150	5.000%, 6/15/26	6/22 at 100.00	BBB	156,264
125	4.250%, 6/15/27	6/22 at 100.00	BBB	128,625
300	5.000%, 6/15/28	6/22 at 100.00	BBB	311,523
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	A2	243,965
	Replacement Project, Series 2013, 5.000%, 1/01/28 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/25 at 100.00	Baa1	1,158,990
	Refunding Series 2015XX, 5.000%, 6/15/27
125	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	12/29 at 100.00	A+	131,030
	Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39
	(Mandatory Put 12/03/29) (AMT)
65	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	64,581
	Jersey-American Water Company Inc Project, Refunding Series 2020D, 1.100%, 11/01/29
	(Mandatory Put 12/01/27) (AMT)
1,050	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/26 at 100.00	Aaa	1,119,814
	Lien Series 2017-1A, 3.750%, 12/01/31 (AMT)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	935,488
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,781,166
	2010D, 5.000%, 12/15/23
170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1	177,689
	2012A, 5.000%, 6/15/42
175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	193,079
	2019AA, 3.750%, 6/15/33
150	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2020D, 5.000%, 1/01/28	No Opt. Call	A+	182,302
195	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	206,501
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding	No Opt. Call	Baa1	255,182
	Series 2012Q, 3.000%, 1/01/22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
$ 670	5.000%, 6/01/29	6/28 at 100.00	A	$ 838,981
100	5.000%, 6/01/31	6/28 at 100.00	A–	123,575
345	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB	353,929
	Bonds, Series 2018B, 3.200%, 6/01/27
10,345	Total New Jersey			10,884,375
	New Mexico – 0.3%
60	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	1/29 at 100.00	Aaa	63,651
	Series 2019D, 2.800%, 7/01/34
325	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	379,483
	Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
385	Total New Mexico			443,134
	New York – 5.3%
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue
	Bonds, Catholic Health System, Inc Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB	229,404
205	5.000%, 7/01/24	No Opt. Call	BBB	231,367
120	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	125,608
	School, Series 2020B-1, 5.000%, 6/01/40, 144A
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	237,832
	Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities	5/22 at 100.00	AA	816,594
	Revenue Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	5/21 at 100.00	AA–	160,618
	Series 2011A, 5.750%, 2/15/47
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	238,550
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	165,174
295	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	309,092
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
375	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	397,500
	Anticipation Note Series 2019D-1, 5.000%, 9/01/22
75	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	80,681
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
505	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	518,761
	Anticipation Note Series 2020A-2S, 4.000%, 2/01/22
120	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	152,754
	Green Climate Certified Series 2020E, 5.000%, 11/15/33
100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	105,829
	2012D, 5.000%, 11/15/29
60	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	65,617
	Community Project, Series 2019, 5.000%, 1/01/40
105	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/22 at 100.00	AA+	105,694
	Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
25	4.000%, 1/01/32 – AGM Insured	1/31 at 100.00	AA	30,148
100	3.000%, 1/01/33 – AGM Insured	1/31 at 100.00	AA	109,334
200	3.000%, 1/01/46 – AGM Insured	1/31 at 100.00	AA	207,235
350	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1, 5.000%, 8/01/29	No Opt. Call	AA	454,062

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	11/27 at 100.00	Aa2	$ 110,423
	Certified/Green Bond Series 2018I, 3.625%, 11/01/33
215	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	223,761
	Certified/Sustainability Series 2019P, 2.600%, 11/01/34
205	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding	5/28 at 100.00	Aa2	223,634
	Series 2019C, 3.500%, 11/01/34
120	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223,	10/28 at 100.00	Aa1	125,171
	2.650%, 10/01/34
100	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225,	10/29 at 100.00	Aa1	100,034
	2.300%, 10/01/40
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	146,455
230	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	249,014
185	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	208,719
100	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	112,118
35	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	37,646
500	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	559,065
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
60	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB	61,990
60	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	64,634
100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	Baa3	124,594
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/35 (AMT)
6,535	Total New York			7,089,112
	North Carolina – 1.4%
100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust	1/29 at 100.00	AA+	104,693
	Agreement, Series 2020-43, 2.800%, 1/01/40
1,340	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,586,346
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital	7/26 at 96.08	BBB	217,450
	Appreciation Series 2017C, 0.000%, 7/01/27
1,690	Total North Carolina			1,908,489
	North Dakota – 1.1%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	202,154
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	657,000
100	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	101,423
	Obligated Group, Series 2012, 5.000%, 12/01/32
90	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C,	7/28 at 100.00	Aa1	94,979
	3.200%, 7/01/39
55	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A,	7/29 at 100.00	Aa1	58,105
	2.700%, 7/01/35
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B,	1/30 at 100.00	Aa1	100,504
	2.350%, 7/01/40
200	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	No Opt. Call	BBB–	236,604
	2017C, 5.000%, 6/01/28
1,395	Total North Dakota			1,450,769

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 5.2%
$ 145	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA– (4)	$ 152,611
	Refunding and Improvement Series 2012A, 5.000%, 5/01/33 (Pre-refunded 5/01/22)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
125	5.000%, 6/01/28	No Opt. Call	A	157,110
75	5.000%, 6/01/30	No Opt. Call	A	97,529
200	5.000%, 6/01/31	6/30 at 100.00	A–	258,206
130	5.000%, 6/01/32	6/30 at 100.00	A–	166,737
500	5.000%, 6/01/35	6/30 at 100.00	A–	630,635
100	5.000%, 6/01/36	6/30 at 100.00	A–	125,335
30	4.000%, 6/01/48	6/30 at 100.00	BBB+	33,479
100	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	112,744
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
150	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/27	No Opt. Call	AAA	187,913
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	495,326
	Project, Series 2013, 5.000%, 6/15/43
40	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	5/21 at 100.00	A–	40,134
	Refunding Series 2008C, 5.500%, 8/15/24
20	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	2/31 at 100.00	A+	21,208
	Obligated Group Project, Refunding & Improvement Series 2021, 3.000%, 8/01/40
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
45	5.000%, 10/01/21	No Opt. Call	Aa3	46,066
35	5.000%, 10/01/22	No Opt. Call	Aa3	37,502
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	56
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (6)
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	125
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	531
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	113
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	163
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)
335	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	348,350
	Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)
215	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	232,273
	Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)
350	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	378,276
	Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	10/24 at 100.00	BBB+	105,678
	Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	103,907
	Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	No Opt. Call	N/R	48,847
	Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)
165	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/28 at 100.00	Aaa	173,296
	Securities Program, Series 2019B, 3.000%, 9/01/39
115	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	3/29 at 100.00	Aaa	118,954
	Securities Program, Series 2020A, 2.750%, 9/01/40
25	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/29 at 100.00	Aaa	25,167
	Securities Program, Series 2020B, 2.250%, 9/01/40

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,315	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/31 at 100.00	Aa3	$ 2,837,171
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/34 (5)
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	150
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (6)
230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	288
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	138
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)
220	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	275
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)
235	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	294
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)
85	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	92,242
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	5.375%, 3/01/27
7,840	Total Ohio			7,028,967
	Oklahoma – 1.4%
70	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	No Opt. Call	A	84,606
	Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28
115	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	9/30 at 100.00	A	125,894
	Bonds, Durant Public Schools Project, Series 2020, 2.750%, 9/01/31
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds,	9/28 at 100.00	BBB+	845,512
	Refunding Series 2018, 3.625%, 9/01/33
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	308,930
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
220	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	271,458
	Project, Series 2018B, 5.000%, 8/15/28
30	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership	3/29 at 100.00	Aaa	31,279
	Loan Program, Series 2020A, 2.650%, 9/01/35
125	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds,	3/29 at 100.00	A–	158,259
	Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31
1,610	Total Oklahoma			1,825,938
	Oregon – 1.0%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 85.82	AA+	978,325
	Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
25	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/21 at 100.00	N/R	25,165
	Series 2020B-1, 3.250%, 11/15/25
360	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds,	No Opt. Call	A+	376,614
	Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)
1,635	Total Oregon			1,380,104
	Pennsylvania – 5.2%
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	No Opt. Call	AA	65,948
	Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Baa3	120,424
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	275
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
$ 115	5.000%, 11/01/29	11/27 at 100.00	BB–	$ 123,502
145	4.000%, 11/01/32	11/27 at 100.00	BB–	145,966
115	3.750%, 11/01/42	11/27 at 100.00	BB–	105,653
345	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	8/29 at 101.50	BB–	383,388
	Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)
385	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	AA	436,605
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured
100	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	8/26 at 100.00	AA–	122,122
	Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)
180	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	10/29 at 100.00	AA–	232,180
	Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)
240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	244,838
	Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29
	(Mandatory Put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	463,886
	Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27
	(Mandatory Put 8/15/22)
175	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	187,334
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39
	(Mandatory Put 12/03/29) (AMT)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	565,065
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	283,160
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	274,017
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (AMT)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	153,293
	Series 2012, 5.000%, 5/01/42
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	268,503
	2017-125A, 3.400%, 10/01/32 (AMT)
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/27 at 100.00	AA+	26,776
	2019-128A, 3.650%, 10/01/32 (AMT)
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	105,457
	2019-129, 2.950%, 10/01/34
150	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	154,013
	2020-132A, 2.300%, 10/01/35
160	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	162,402
	2020-133, 2.350%, 10/01/40
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
400	5.000%, 6/01/29	6/26 at 100.00	A3	479,760
855	5.000%, 6/01/35	6/26 at 100.00	A3	1,018,792
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third	12/27 at 100.00	A3	306,312
	Series 2017, 5.000%, 12/01/32
65	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and	4/21 at 100.00	N/R	64,704
	Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21
90	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	97,452
	5.000%, 11/15/26

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 55	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	No Opt. Call	BB+	$ 55,795
	Bonds, Marywood University, Series 2016, 3.375%, 6/01/26
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical	No Opt. Call	A– (4)	335,861
	Community Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21 (ETM)
6,490	Total Pennsylvania			6,983,489
	Puerto Rico – 2.1%
175	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CCC	191,616
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
215	5.250%, 7/01/24	7/22 at 100.00	CCC	226,825
105	4.250%, 7/01/25	7/22 at 100.00	CCC	109,400
220	5.000%, 7/01/33	7/22 at 100.00	CCC	231,372
130	5.125%, 7/01/37	7/22 at 100.00	CCC	136,925
50	5.250%, 7/01/42	7/22 at 100.00	CCC	52,750
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
280	0.000%, 7/01/27	No Opt. Call	N/R	245,650
352	0.000%, 7/01/29	7/28 at 98.64	N/R	290,337
634	0.000%, 7/01/31	7/28 at 91.88	N/R	486,018
352	0.000%, 7/01/33	7/28 at 86.06	N/R	250,297
250	4.500%, 7/01/34	7/25 at 100.00	N/R	270,310
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
120	4.329%, 7/01/40	7/28 at 100.00	N/R	128,666
167	4.329%, 7/01/40	7/28 at 100.00	N/R	179,061
3,050	Total Puerto Rico			2,799,227
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	225,578
	England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
50	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond	10/29 at 100.00	AA+	51,171
	Program, Series 2020-72A, 2.550%, 10/01/40
250	Total Rhode Island			276,749
	South Carolina – 0.1%
130	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	141,942
	2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)
	South Dakota – 0.1%
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds,
	Series 2018B:
50	3.850%, 11/01/33	11/27 at 100.00	AAA	55,123
45	4.050%, 11/01/38	11/27 at 100.00	AAA	49,547
75	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	5/30 at 100.00	AAA	73,660
	2021A, 2.100%, 11/01/41
170	Total South Dakota			178,330
	Tennessee – 1.1%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A+	107,856
180	5.000%, 1/01/23	No Opt. Call	A+	194,495
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	60,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%,
	6/15/27, 144A (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A2	$ 113,497
	4.000%, 11/01/49 (Mandatory Put 11/01/25)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A2	983,011
	5/01/48 (Mandatory Put 5/01/23)
1,405	Total Tennessee			1,458,859
	Texas – 5.9%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
40	5.000%, 1/01/28	1/27 at 100.00	BB+	45,442
55	5.000%, 1/01/30	1/27 at 100.00	BB+	61,521
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	1,151,800
	5.000%, 1/01/31
25	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy	9/28 at 100.00	A	28,937
	Tax and Special Revenue Bonds, Refunding Series 2019, 5.000%, 9/01/34
100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	No Opt. Call	A	100,719
	Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)
125	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	131,480
	Inc Project, Series 2012B, 4.750%, 11/01/42
250	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond	No Opt. Call	A+	269,142
	Anticipation Note Series 2014A, 5.000%, 2/01/23
385	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	AA	437,726
	Series 2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	Ba3	54,499
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	485,740
	Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	508,952
	Series 2015, 5.000%, 11/01/28 (AMT)
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	5/21 at 100.00	Baa1	203,998
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	110,038
100	5.250%, 12/01/28	12/25 at 100.00	B1	109,408
100	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	106,288
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
450	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	479,664
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	405,050
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
245	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	333,999
490	0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	723,656
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R (4)	774,995
	Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)
480	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A+	518,918
	5.000%, 1/01/23

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
$ 210	4.000%, 12/31/38	12/29 at 100.00	Baa2	$ 240,498
125	4.000%, 12/31/39	12/29 at 100.00	Baa2	142,811
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	535,021
	Second Tier Series 2015C, 5.000%, 8/15/31
7,075	Total Texas			7,960,302
	Virginia – 1.2%
200	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	204,858
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
130	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	133,753
	Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35
	(Mandatory Put 6/01/23)
120	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	121,620
	Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)
300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	308,895
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	601,352
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
140	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	139,542
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40
	(Mandatory Put 9/02/25)
40	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	40,713
	Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40
	(Mandatory Put 5/31/24)
1,505	Total Virginia			1,550,733
	Washington – 1.5%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%,	No Opt. Call	AA–	1,086,860
	4/01/23 (AMT)
5	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/25 at 100.00	BBB+	5,779
	2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)
275	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/26 at 100.00	BBB+	327,242
	2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation	12/22 at 100.00	Baa3	612,460
	Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
1,865	Total Washington			2,032,341
	West Virginia – 0.6%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	No Opt. Call	N/R	105,490
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 4.500%, 6/01/27, 144A
155	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	153,446
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 0.625%, 12/01/38
	(Mandatory Put 12/15/25)
115	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	118,125
	Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory
	Put 4/01/22) (AMT)
80	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/24 at 100.00	Baa1	90,898
	Medical Center, Series 2014A, 5.000%, 9/01/25
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	265,920
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
690	Total West Virginia			733,879

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 3.3%
$ 600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	$ 684,966
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	382,739
	Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,
	Refunding Series 2016C:
65	4.050%, 11/01/30	5/26 at 100.00	BBB–	71,330
175	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB–	194,141
45	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	No Opt. Call	AA–	47,147
	2013A, 5.000%, 4/01/22
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (4)	684,119
	Care, Inc, Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
100	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/26 at 100.00	A–	119,279
	Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	1,736,370
	ThedaCare Inc, Series 2015, 5.000%, 12/15/26
260	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds,	9/29 at 100.00	AA	273,757
	Series 2020A, 2.700%, 9/01/35
200	Wisconsin State, General Obligation Bonds, Refunding Series 2021-2, 5.000%, 5/01/28	No Opt. Call	Aa1	257,197
3,970	Total Wisconsin			4,451,045
	Wyoming – 0.1%
85	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	5/29 at 100.00	A	90,532
	Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39
25	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1,	6/29 at 100.00	AA+	26,200
	2.625%, 12/01/35
110	Total Wyoming			116,732
$ 122,329	Total Municipal Bonds (cost $119,879,844)			129,858,095

Shares	Description (1)			Value
	COMMON STOCKS – 1.4%
	Electric Utilities – 1.4%
65,897	Energy Harbor Corp (7), (8), (9)			1,864,358
	Total Common Stocks (cost $1,755,741)			1,864,358
	Total Long-Term Investments (cost $121,635,585)			131,722,453

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	National – 0.1%
$ 82	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, 0.850%,	No Opt. Call	A+	$ 81,891
	11/30/21 (SIFMA reference rate + 0.800% spread), 144A (11)
	Alabama – 0.5%
625	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds,	No Opt. Call	A1	666,313
	Alabama Power Company Barry Plan, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (10)
	Florida – 0.3%
425	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	5/21 at 103.00	N/R	418,672
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory
	Put 1/01/24), 144A (10)
$ 1,132	Total Short-Term Investments (cost $1,131,891)			1,166,876
	Total Investments (cost $122,767,476) – 99.1%			132,889,329
	Other Assets Less Liabilities – 0.9%			1,158,912
	Net Assets Applicable to Common Shares – 100%			$ 134,048,241

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 0.000%, 7/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2021

Assets
Long-term investments, at value (cost $121,635,585)	$131,722,453
Short-term investments, at value (cost $1,131,891)	1,166,876
Receivable for:
Interest	1,371,123
Investments sold	345,601
Other assets	13
Total assets	134,606,066
Liabilities
Cash overdraft	19,238
Payable for:
Dividends	322,159
Investments purchased - when-issued/delayed-delivery settlement	60,874
Accrued expenses:
Management fees	51,745
Trustees fees	1,769
Custodian fees	43,144
Other	58,896
Total liabilities	557,825
Net assets applicable to common shares	$134,048,241
Common shares outstanding	12,445,363
Net asset value (“NAV”) per common share outstanding	$ 10.77

Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$ 124,454
Paid-in surplus	123,843,341
Total distributable earnings	10,080,446
Net assets applicable to common shares	$134,048,241
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2021

Investment Income	$4,341,290
Expenses
Management fees	607,941
Custodian fees	49,650
Trustees fees	3,819
Professional fees	29,326
Shareholder reporting expenses	31,855
Shareholder servicing agent fees	3,261
Stock exchange listing fees	6,560
Investor relations expenses	6,332
Other	14,531
Total expenses	753,275
Net investment income (loss)	3,588,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(90)
Change in net unrealized appreciation (depreciation) of investments	5,127,853
Net realized and unrealized gain (loss)	5,127,763
Net increase (decrease) in net assets applicable to common shares from operations	$8,715,778

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/21	3/31/20
Operations
Net investment income (loss)	$ 3,588,015	$ 3,849,169
Net realized gain (loss) from investments	(90)	564,816
Change in net unrealized appreciation (depreciation) of investments	5,127,853	(2,039,235)
Net increase (decrease) in net assets applicable to common shares from operations	8,715,778	2,374,750
Distributions to Common Shareholders
Dividends	(4,546,291)	(3,957,625)
Decrease in net assets applicable to common shares from distributions to shareholders	(4,546,291)	(3,957,625)
Net increase (decrease) in net assets applicable to common shares	4,169,487	(1,582,875)
Net assets applicable to common shares at the beginning of period	129,878,754	131,461,629
Net assets applicable to common shares at the end of period	$134,048,241	$129,878,754

See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
		Net	Net			From
	Beginning	Investment	Realized/		From Net	Accumulated			Ending
	Common Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
Year Ended 3/31:
2021	$10.44	$0.29	$ 0.41	$ 0.70	$(0.32)	$(0.05)	$(0.37)	$10.77	$10.68
2020	10.56	0.31	(0.11)	0.20	(0.32)	—	(0.32)	10.44	9.77
2019	10.34	0.33	0.21	0.54	(0.32)	—	(0.32)	10.56	9.96
2018	10.28	0.33	0.04	0.37	(0.31)	—	(0.31)	10.34	9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—*	(0.32)	10.28	9.93

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Shares Total Returns
			Ratios to Average Net Assets
	Based			Net
Based	on	Ending		Investment	Portfolio
on	Share	Net Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(b)
6.73%	13.22%	$134,048	0.56%	2.69%	12%
1.83	1.14	129,879	0.56	2.88	13
5.28	6.16	131,462	0.57	3.18	16
3.65	0.67	128,633	0.58	3.20	18
(0.43)	(3.13)	127,963	0.58	3.01	15

(a)
Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is March 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements
The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:*
Municipal Bonds	$ —	$129,858,095	$ —	$129,858,095
Common Stocks**	—	1,864,358	—	1,864,358
Short-Term Investments:*
Municipal Bonds	—	1,166,876	—	1,166,876
Total	$ —	$132,889,329	$ —	$132,889,329
* Refer to the Fund’s Portfolio of Investments for state classifications.
** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $16,807,260 and $15,458,836, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares
The Fund did not have any share transactions during the current and prior fiscal period.

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.

Tax cost of investments	$122,733,258
Gross unrealized:
Appreciation	$ 10,435,830
Depreciation	(279,759)
Net unrealized appreciation (depreciation) of investments	$ 10,156,071

Permanent differences, primarily due to taxable market discount and paydowns, resulted in reclassifications among the Fund’s components of common shares net assets as of March 31, 2021, the Fund’s tax year end.

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2021, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$244,752
Undistributed net ordinary income	—
Undistributed net long-term capital gains	9,425
[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2021, paid on April 1, 2021.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2021 and March 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021
Distributions from net tax-exempt income[3]	$3,843,820
Distributions from net ordinary income[2]	113,805
Distributions from net long-term capital gains[4]	588,666
2020
Distributions from net tax-exempt income[3]	$3,941,569
Distributions from net ordinary income[2]	16,056
Distributions from net long-term capital gains	—
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3 The Fund hereby designates these amounts paid during the fiscal year ended March 31, 2021, as Exempt Interest Dividends.
4 The Fund hereby designates as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2021.

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*
 For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2021, the complex-level fee for each Fund was 0.1555%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades
Purchases	$500,000
Sales	500,000
Realized gain (loss)	—

8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (‘‘Participating Funds’’), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Other expenses” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated

Notes to Financial Statements (continued)

among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Maximum outstanding balance	$723,736

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was a follows:

Utilization period (days outstanding)	4
Average daily balance outstanding	$723,736
Average annual interest rate	1.39%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
Investment Objectives
The Fund's primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and (iii) policy of investing at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

 Shareholder Update (Unaudited) (continued)

Portfolio Contents
The Fund generally invests in municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update (Unaudited) (continued)

PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risks of Nuveen Select Maturities Municipal Fund (NIM)

Portfolio Level Risks

Alternative Minimum Tax Risk
Below Investment Grade Risk
Call Risk
Credit Risk
Credit Spread Risk
Deflation Risk
Derivatives Risk
Distressed Securities Risk
Duration Risk
Economic Sector Risk
Financial Futures and Options Risk
Hedging Risk
Illiquid Investments Risk
Income Risk
Inflation Risk
Insurance Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Municipal Securities Market Liquidity Risk
Municipal Securities Market Risk
Other Investment Companies Risk
Puerto Rico Municipal Securities Market Risk
Reinvestment Risk
Sector and Industry Risk
Sector Focus Risk
Special Risks Related to Certain Municipal Obligations
Swap Transactions Risk
Tax Risk
Taxability Risk
Tobacco Settlement Bond Risk
Unrated Securities Risk
Valuation Risk
Zero Coupon Bonds Risk

Fund Level and Other Risks

Anti-Takeover Provisions
Counterparty Risk
Cybersecurity Risk
Economic and Political Events Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Market Discount from Net Asset Value
Recent Market Conditions

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more

Shareholder Update (Unaudited) (continued)

susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

• If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
• If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
• If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Shareholder Update (Unaudited) (continued)

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption.

Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global

Shareholder Update (Unaudited) (continued)

negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Select Maturities Municipal Fund (the “Fund”) long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund's other "non-interested" shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)
Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
NIM
Common shares repurchased	0

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

▪ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any)
over the time period being considered.
▪ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
▪ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
▪ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
▪ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
▪ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
▪ S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P
Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
▪ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond.
Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

▪ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	143
Chicago, IL 60606	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

▪ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman
333 W. Wacker Drive	Board Member	1999	(since 2009), United Fire Group, a publicly held company; formerly,	143
Chicago, IL 60606		Class III	Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents for the
State of Iowa University System (2000- 2004); formerly, Director
(2000-2004), Alliant Energy; formerly, Director (1996- 2015), The Gazette
Company (media and publishing); formerly, Director (1998- 2003), Federal
Reserve Bank of Chicago; formerly, President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

▪ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	143
Chicago, IL 60606		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

▪ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	143
Chicago, IL 60606		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

▪ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	143
Chicago, IL 60606		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

▪ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	143
Chicago, IL 60606		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

▪ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	143
Chicago, IL 60606		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

▪ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	143
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

▪ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	143
Chicago, IL 60606		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	143
Chicago, IL 60606		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

▪ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (2006-2017),
333 W. Wacker Drive	Administrative	2015	Vice President prior to 2006
Chicago, IL 60606	Officer

▪ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since
901 Marquette Avenue	and Assistant	2013	2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management, LLC (since 2018).

▪ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 60606	Secretary

▪ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly,
1979			Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund
333 W. Wacker Drive	Vice President	2016	Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 60606	and Treasurer

▪ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 60606

▪ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 60606			Financial Risk Manager.

▪ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

▪ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 60606	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

▪ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

▪ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

▪ CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 60606	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen, LLC.

▪ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen, LLC.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 60606

▪ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

▪ MARK L. WINGET
Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen, LLC.

1968	Vice President
333 W. Wacker Drive	and Secretary	2008
Chicago, IL 60606

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

▪ GIFFORD R. ZIMMERMAN
Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

1956	Vice President
333 W. Wacker Drive	and Chief	1988
Chicago, IL 60606	Compliance Officer

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com                  EAN-A-0321D 1623126-INV-Y-05/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2021	$22,260	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2020	$21,830	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2021	$ 0	$ 0	$ 0	$ 0
March 31, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Paul Brennan, CFA, Managing Director, manages several Nuveen tax-exempt fixed income portfolios.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.   He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.  He earned his B.S. in Accountancy and Finance from Wright State University.  He is a registered CPA (inactive) and has earned the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$29.74 billion
	Other Pooled Investment Vehicles	1	$39.6 million
	Other Accounts	3	$55.2 million
*	Assets are as of March 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).  FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).  OWNERSHIP OF NIM SECURITIES AS OF MARCH 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 4, 2021